UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 10, 2007

Tortoise Capital Resources Corporation
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10801 Mastin Blvd., Suite 222, Overland Park, KS	66210
(Address of Principal Executive Offices)	(Zip Code)

(913) 981-1020
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 12, 2007, Tortoise Capital Resources Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended August 31, 2007.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

On October 10, 2007, the Company announced that it would report its third fiscal quarter results for the period ending August 31, 2007 on Friday, October 12, 2007 and that it would host a conference call at 10:30 a.m. CT on Monday, October 15, 2007 to discuss its financial results.  A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.

The information in this Item 7.01 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated October 12, 2007
99.2	Press Release dated October 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TORTOISE CAPITAL RESOURCES CORPORATION

Dated:  October 15, 2007                                                                                      By:  /s/ Terry Matlack
                                            Terry C. Matlack
                                            Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 12, 2007
99.2	Press Release dated October 10, 2007